Exhibit 10.42

This is an English translation.

Debt Transfer Agreement

Transferor: Beijing China Auto Rental Co., Ltd.

Transferee: Lianhui Auto (Langfang) Co., Ltd.

Debtor: Beijing Huaxia United Automobile Association Co., Ltd.

WHEREAS the Transferor becomes the creditor of the Debtor due to business transactions, and as of 29 February 2012, the Debtor owed RMB 11,222,422.22 in total to the Transferor (hereinafter the “Debts”). The Transferor, the Transferee and the Debtor hereby reach an agreement consenting the Transferor to transfer the Debts to the Transferee at the same value. Effective from 29 February 2012, the Transferee shall become the creditor of such Debts, and the Debtor shall repay such Debts to the Transferee.

IN WITNESS WHEREOF, the authorized signatories of the three parties have signed their names in the following page on 29 February 2012.

This Debt Transfer Agreement shall be governed by the laws of the People’s Republic of China.

[Signature Page Below]

Transferor: Beijing China Auto Rental Co., Ltd.

[Company seal affixed]

/s/ Charles Zhengyao Lu
Charles Zhengyao Lu
Legal Representative

Transferee: Lianhui Auto (Langfang) Co., Ltd.

[Company seal affixed]

/s/ Charles Zhengyao Lu
Charles Zhengyao Lu
Legal Representative

Debtor: Beijing Huaxia United Automobile Association Co., Ltd.

[Company seal affixed]

/s/ Linan Zhu
Linan Zhu
Legal Representative